Exhibit 10.7

SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (the "**Amendment**"), dated as of January 11, 2022 (the "**Effective Date**") is by and among TRIO PETROLEUM LLC ("**Seller**"), TRIO PETROLEUM CORP ("**Buyer**" and together with Seller, the "**Parties**"), and, for the limited purposes set forth in Section 2.2(c) of the PSA, Theseus Capital Ltd ("**Theseus**"), and amends that certain Purchase and Sale Agreement entered into by and between Seller and Buyer, dated as of September 14, 2021, as amended by that certain First Amendment to the Purchase and Sale Agreement, dated as of December 15, 2021 (the "**PSA**"). Capitalized terms used but not otherwise defined in this Amendment have the respective meanings ascribed to them in the PSA.

RECITALS

WHEREAS, Seller and Buyer entered into the PSA on September 14, 2021, as amended by that certain First Amendment to the Purchase and Sale Agreement, dated as of December 15, 2021, whereby Buyer purchased the Assets from Seller;

WHEREAS, pursuant to Section 2.2(c) of the PSA, Buyer shall pay or cause to be paid to Seller, $3,700,000.00 (the "**Third Installment**") on or before December 17, 2021 (the "**Third Installment Date**");

WHEREAS, in accordance with Section 8.2 of the PSA, the Parties wish to amend Section 2.2(c) of the PSA in order to extend the time in which Buyer is to pay the Third Installment;

WHEREAS, the Parties wish to extend the Third Installment Date as provided below; and,

WHEREAS, the Parties wish to amend and restate Exhibit L as provided for herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the Parties agree as follows:

1. The Recitals set forth above are true and correct, and shall constitute a part of this Amendment.
2. Section 2.2(c) of the PSA entitled "Third Installment" is hereby amended in its entirety to read as follows:

"Third Installment. As the third and final installment of the Cash Consideration, Buyer shall pay or cause to be paid to Seller, a total of $3,700,000.00 in immediately available funds (the "**Third Installment**") in accordance with the following payment schedule:

A. Buyer shall pay or cause to be paid to Seller $920,000.00 on or before, but no later than, December 20, 2021;

B. Buyer shall pay or cause to be paid to Seller $2,000,000.00 on or before, but no later than, January 31, 2022; and

C. Buyer, or Theseus in the event Buyer does not have sufficient funds, shall pay or cause to be paid to Seller $780,000.00 upon the earlier of: (i) an initial public offering of equity securities of Buyer listed on an internationally recognized stock exchange (*e.g.*, the New York Stock Exchange or Nasdaq), (ii) within thirty (30) Business Days of a written notice of cash call from Seller that such funds are required in order to protect the viability of the Assets because of a threatened or actual written notice termination of a force majeure event under a Lease, or (iii) August 1, 2022 (the "**Third Installment Date**").

The Third Installment is a nonrefundable payment from Buyer to Seller, of which $2,000,000.00 Seller shall use as Seller deems appropriate at Seller's own sole discretion, and of which $1,700,000.00 Seller, as Operator, shall use for select expenditures in drilling and completing the HV-1 well as provided for in the HV-1 AFE."

3. Exhibit L of the PSA entitled "HV-1 AFE" is hereby amended in its entirety and replaced with Exhibit L attached hereto.

4. Seller expressly acknowledges and agrees that Buyer is not and has not been in default of the PSA as of the Effective Date of this Amendment. For the avoidance of doubt and in accordance with Section 8.2 of the PSA, Seller waives any right to bring any action, claim, demand or lawsuit related to Buyer's performance or alleged non-performance under Section 2.2(c) prior to the Effective Date of this Amendment. This waiver shall become effective as of the Effective Date.

   Nothing contained in this section will be deemed or construed to amend, supplement, or modify the Agreement or otherwise affect the rights and obligations of any party thereto, all of which remain in full force and effect in accordance with the PSA and this Amendment.

5. Except as expressly modified in this Amendment, the PSA is confirmed and will continue to be and remain in full force and effect in accordance with its terms. Any existing or future reference to the PSA and any document or instrument delivered in connection with the PSA will be deemed to be a reference to the PSA as modified by this Amendment.

6. This Amendment may be executed in counterparts, each of which, when taken together, will constitute but one and the same instrument.

7. This Amendment will be governed by the laws of the State of New York, without regard to the choice of law principles thereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Amendment as of the Effective Date.

SELLER

TRIO PETROLEUM LLC

By: ***/s/ Stanford Eschner***
Name: Stanford Eschner
Title: Chairman

BUYER

TRIO PETROLEUM CORP

By: ***/s/ Ron Bauer***
Name: Ron Bauer
Title: CEO & Director

For the limited purposes set forth in Section 2.2(c):

THESEUS CAPITAL LTD

By: ***/s/ Ron Bauer***
Name: Ron Bauer
Title: Managing Partner

EXHIBIT L

HV-1 AFE

See attached.

AFE DETAILED SUMMARY

OPERATOR: TRIO PETROLEUM LLC
WELL NAME: Hames Valley #1
LOCATION: Section 14, T24S-R10E, MDB&M
PROSPECT: Wildcat
EST. T.D.: 6100'
AFE NUMBER: SSP2021-01

FIELD: South Salinas Project
COUNTY: Monterey
DATE: 8-19-2021

EXPENDITURE	DRY HOLE COSTS	ESTIMATED COMPLETION COSTS	TOTAL COSTS	ACTUAL	OVER (UNDER) ESTIMATE
LOCATION PREPARATION					
600 - 10 Drillsite Title Opinion	10,000		10,000		
600 - 11 Permit	35,000		35,000		
600 - 12 Surveys	1,000		1,000		
600 - 13 Well Bond	25,000		25,000		
600 - 14 Location Preparation			0		
600 - 15 Clean-Up	20,000		20,000		
600 - 16 Water,Lines,Pumps,Fuel	40,000		40,000		
600 - 17 Water Well			0		
600 - 18 Conductor & Installation	8,000		8,000		
600 - 19 Rat Hole, Mouse Hole			0		
TOTAL	**139,000**	**0**	**139,000**	**0**	**0**
DRILLING RIG					
601 - 21 Mobilization & Demobilization	70,000		70,000		
601 - 22 Footage Drilling			0		
601 - 23 Turnkey Proposal			0		
601 - 24 Day Rate (_12 days @ $_18500__/day)	222,000		222,000		
601 - 25 Compl'n Rig (_6_ days @ $_6000_/day)		36,000	36,000		
TOTAL	**292,000**	**36,000**	**328,000**	**0**	**0**
DRILLING FLUIDS					
602 - 31 Drilling Fluids	50,000		50,000		
602 - 32 Completion Fluids		10,000	10,000		
602 - 33 Packer Fluids			0		
TOTAL	**50,000**	**10,000**	**60,000**	**0**	**0**
CEMENTING					
603 - 41 Surface Casing	40,000		40,000		
603 - 42 1st Intermed. Csg.			0		
603 - 43 2nd Intermed. Csg.			0		
603 - 44 Production Csg.			0		
603 - 45 Liner			0		
603 - 46 Plugs			0		
603 - 47 Remedial Squeeze			0		
603 - 48 Abandonment		10,000	10,000		
TOTAL	**40,000**	**10,000**	**50,000**	**0**	**0**
LOGGING & PERFORATING					
604 - 51 Mud Logging	25,000		25,000		
604 - 52 Open-Hole Electric	60,000		60,000		
604 - 53 Cement Bond & Radioactive		10,000	10,000		
604 - 54 Completion Wireline Svcs			0		
604 - 55 Perforating - included in frac cost			0		
TOTAL	**85,000**	**10,000**	**95,000**	**0**	**0**
DRILLING & CORING TOOLS					
605 - 61 Bits	30,000		30,000		
605 - 62 Stabilizers	10,000		10,000		
605 - 63 Core-Heads & Barrels			0		
605 - 64 Hole Openers & Reamers			0		
605 - 65 Casing Scrapers		1,000	1,000		
TOTAL	**40,000**	**1,000**	**41,000**	**0**	**0**
SPECIALTY & SUPPORT SERVICES					
606 - 71 Directional Tools & Superv	100,000		100,000		
606 - 72 Fishing Tools			0		
606 - 73 Stem Testing			0		
606 - 74 Tubular Inspection		5,000	5,000		
606 - 75 Casing Tools & Crews	15,000	15,000	30,000		
606 - 76 Frac'ing			0		
606 - 77 Miscellaneous (down hole tools)			0		
606 - 78 Welding	2,000	2,000	4,000		
TOTAL	**117,000**	**22,000**	**139,000**	**0**	**0**
TOOLS & EQUIPMENT RENTAL					
607 - 81 Well Control Equipment		5,000	5,000		
607- 82 Jars/Bumper Sub/Shock Sub	8,000		8,000		
607 - 83 DC & Non-Mag DC (incl. directional tools)	2,000		2,000		
607 - 84 Heavy Wt Drill Pipe	15,000		15,000		
607 - 85 Mud Solids Control	25,000		25,000		
607 - 86 De-Watering Equipment			0		
607 - 87 Equipment Repair			0		
606 - 77 Miscellaneous (pump rental, power swivel)		30,000	30,000		
TOTAL	**50,000**	**35,000**	**85,000**	**0**	**0**

TRANSPORTATION					
608 - 91 Trucking, General	20,000	5,000	25,000		
608 - 92 Trucking,Vacuum & Disposal	60,000	20,000	80,000		
TOTAL	**80,000**	**25,000**	**105,000**	**0**	**0**
SUPERVISION & ADMINISTRATION					
609 - 101 Engineering	15,000		15,000		
609 - 102 Geological	15,000		15,000		
609 - 103 Field	40,000		40,000		
609 - 104 Development Overhead	33,878		33,878		
609 - 105 Insurance,Bonds,Etc.	15,000		15,000		
TOTAL	**118,878**	**0**	**118,878**	**0**	**0**
TUBULAR EQUIPMENT					
275 - 11 Surface Csg (__2500'__ of _10-3/4"_)	75,000		75,000		
275 - 12 1st Inter Csg (____' of ____")			0		
275 - 13 2nd Inter Csg			0		
275 - 14 Prod'n Csg (__'___ of __"___)			0		
275 - 15 Liner (__6100'__of __7"__)		140,000	140,000		
275 - 16 Tubing (__6100'___ of __2-7/8"__)		50,000	50,000		
275 - 17 Csg Accessories	15,000	15,000	30,000		
TOTAL	**90,000**	**205,000**	**295,000**	**0**	**0**
WELLHEAD EQUIPMENT					
275 - 21 Csg Flange,Valves,Fittings	5,000		5,000		
275 - 22 Csg Spool,Valves,Fittings	2,000		2,000		
275 - 23 Tbg Head, Valves,Fittings		8,000	8,000		
275 - 24 Xmas Tree			0		
275 - 25 Miscellaneous		2,000	2,000		
TOTAL	**7,000**	**10,000**	**17,000**	**0**	**0**
SUB-SURFACE COMPLETION EQUIPMENT					
275 - 31 Pkrs,Sleeves,Seating Nipples			0		
275 - 32 Blast Jts,Anchors,Drains		2,000	2,000		
275 - 33 Sub-Surface Pump		4,000	4,000		
275 - 34 Sucker Rods		18,000	18,000		
275 - 35 Safety Equipment			0		
275 - 36 Gas Lift			0		
275 - 37 Miscellaneous - Pumping Shoe		1,000	1,000		
TOTAL	**0**	**25,000**	**25,000**	**0**	**0**
SURFACE PRODUCTION EQUIPMENT					
280 - 41 Storage Tanks - _5(500)_ bbl tanks		10,000	10,000		
280 - 42 Compressors			0		
280 - 43 Heaters,Trtrs,Seprtrs,Dehyd			0		
275 - 44 Pumping Unit, Power & Installation		60,000	60,000		
275 - 45 Electrification			0		
275 - 46 Flow Lines, Miscellaneous		5,000	5,000		
280 - 47 Lact			0		
TOTAL	**0**	**75,000**	**75,000**	**0**	**0**
SUBTOTAL	**1,108,878**	**464,000**	**1,572,878**	**0**	**0**
CONTINGENCY (10%)	110,888	46,400	157,288		
TOTAL WELL COSTS	**1,219,766**	**510,400**	**1,730,166**	**0**	**0**
EXPENDITURES JIB'D AT ________	**0**	**0**	**0**		
TOTAL REMAINING COSTS	**1,219,766**	**510,400**	**1,730,166**		

Prepared by:

G. J. HORACE ____________________

Reviewed by:

S. ESCHNER ____________________

S. ROWLEE ____________________

C. SHANLEY ____________________

Approved: ____________________

____

Excel\Forms\AFE FORM 2013 9-20-13 new codes